KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
Edward O. Sassower, P.C.
Steven N. Serajeddini, P.C. (pro hac vice pending)
601 Lexington Avenue
New York, New York 10022
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
-and-
John R. Luze (pro hac vice pending)
300 North LaSalle
Chicago, Illinois 60654
Telephone: (312) 862-2000
Facsimile: (312) 862-2200

COOLEY LLP
Cullen D. Speckhart (VSB 79096)
Admitted to practice in New York, Virginia, Missouri and
Texas; Not admitted to practice in DC, supervised by
members of DC bar
Olya Antle (VSB 83153)
Admitted to practice in Virginia; Not admitted to practice
in DC, supervised by members of DC bar
1299 Pennsylvania Avenue, NW, Suite 700
Washington, DC 20004-2400
Telephone: (202) 842-7800
Facsimile: (202) 842-7899

Co-Counsel to the Debtors and Debtors in Possession
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
RICHMOND DIVISION

In re:	)
	)	Chapter 11
ASCENA RETAIL GROUP, INC., et al.,[1]	)
	)	Case No. 20-33113 (KRH)
Debtor.	)	(Joint Administration Requested)
)

INTERIM ORDER (I) APPROVING
NOTIFICATION AND HEARING PROCEDURES FOR CERTAIN

TRANSFERS OF COMMON STOCK AND (II) GRANTING RELATED RELIEF
Upon the motion (the “Motion”)2 of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an interim order (this “Interim Order”), authorizing the Debtors to (a) approve the Procedures related to transfers of Common Stock, and (b) direct that any purchase, sale, other transfer of Common Stock in violation of the Procedures shall be n
1 A complete list of each of the Debtors in these Chapter 11 cases may be obtained on the website of the Debtors' proposed claims and noticing agent at http://cases.primeclerk.com/ascena. The location of Debtor Ascena Retail Group, Inc.'s principal place of business and the Debtors' service address in these chapter 11 cases is 933 MacArthur Boulevard, Mahwah, New Jersey 07430.

2 Capitalized terms used but not otherwise defined herein have the meanings given to them in the Motion.

ull and void ab initio, and (c) schedule a final hearing to consider approval of the Motion on a final basis, all as more fully set forth in the Motion; and upon the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Standing Order of Reference from the United States District Court for the Eastern District of Virginia, dated August 15, 1984; and that this Court may enter a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:
1.The Motion is granted on an interim basis as set forth in this Interim Order.
2.The final hearing (the “Final Hearing”) on the Motion shall be held on August 20, 2020, at 10:00 a.m., prevailing Eastern Time. Any objections or responses to entry of a final order on the Motion shall be filed on or before 4:00 p.m., prevailing Eastern Time on August 13, 2020, and served on the Notice Parties. In the event no objections to entry of a final order on the Motion are timely received, this Court may enter such final order without need for the Final Hearing.
3.The Procedures, as set forth in Exhibit 1 attached hereto, are hereby approved.
4.Any transfer of Beneficial Ownership of Common Stock in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio.

5.The Debtors may retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures.
6.Notwithstanding anything to the contrary in this Interim Order, any payment made or action taken by any of the Debtors pursuant to the authority granted in this Interim Order must be in compliance with, and shall be subject to: (i) any interim or final order approving the Debtors’ use of cash collateral and/or any postpetition financing facility (in either case, the “Cash Collateral Order”); (ii) the documentation in respect of any such use of cash collateral and/or postpetition financing; and (iii) the budget governing any such use of cash collateral and/or pospetition financing. To the extent there is any inconsistency between the term of the Cash Collateral Order and this Interim Order, the terms of the Cash Collateral Order shall control.
7.The requirements set forth in this Interim Order are in addition to the requirements of all applicable laws and do not excuse compliance therewith.
8.The contents of the Motion satisfy the requirements of Bankruptcy Rule 6003(b).
9.The requirement under Local Bankruptcy Rule 9013-1(G) to file a memorandum of law in connection with the Motion is waived.
10.Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Local Bankruptcy Rules are satisfied by such notice.
11.Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order are immediately effective and enforceable upon its entry.
12.The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Interim Order in accordance with the Motion.
13.This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Interim Order.

Dated: Jul 24 2020 Richmond, Virginia	/s/ Kevin R Huennekens United States Bankruptcy Judge
Richmond, Virginia	United States Bankruptcy Judge

Entered on Docket: Jul 24 2020

WE ASK FOR THIS:

KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
Edward O. Sassower, P.C.
Steven N. Serajeddini, P.C. (pro hac vice pending)
601 Lexington Avenue
New York, New York 10022
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
-and-
John R. Luze (pro hac vice pending)
300 North LaSalle
Chicago, Illinois 60654
Telephone: (312) 862-2000
Facsimile: (312) 862-2200

/s/ Cullen D. Speckhart
COOLEY LLP
Cullen D. Speckhart (VSB 79096)
Admitted to practice in New York, Virginia, Missouri and
Texas; Not admitted to practice in DC, supervised by
members of DC bar
Olya Antle (VSB 83153)
Admitted to practice in Virginia; Not admitted to practice
in DC, supervised by members of DC bar
1299 Pennsylvania Avenue, NW, Suite 700
Washington, DC 20004-2400
Telephone: (202) 842-7800
Facsimile: (202) 842-7899

Proposed Co-Counsel to the Debtors and Debtors in Possession

CERTIFICATION OF ENDORSEMENT
UNDER LOCAL BANKRUPTCY RULE 9022-1(C)

Pursuant to Local Bankruptcy Rule 9022-1(C), I hereby certify that the foregoing proposed order has been endorsed by or served upon all necessary parties.
        /s/ Cullen D. Speckhart

Exhibit 1
Procedures for Transfers of Common Stock

Procedures for Transfers of Common Stock
The following procedures apply to transfers of Common Stock:3
a. Any entity (as defined in section 101(15) of the Bankruptcy Code) that currently is or becomes a Substantial Shareholder must, with respect to any transfer of Beneficial Ownership of Common Stock that would (i) result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership, or (ii) result in an entity or individual becoming a Substantial Shareholder, file with the Court, and serve upon: (a) Ascena Retail Group, Inc., 933 MacArthur Boulevard, Mahwah, New Jersey 07430, Attn.: Michael Veitenheimer; (b) proposed counsel to the Debtors, Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn.: Steven N. Serajeddini, P.C. and Kirkland & Ellis LLP, 300 North LaSalle Street, Chicago, Illinois 60654, Attn.: John R. Luze and Jeff Michalik; (c) proposed co-counsel to the Debtors, Cooley LLP, 1299 Pennsylvania Avenue, NW, Suite 700, Washington, DC 20004-2400, Attn: Cullen D. Speckhart and Olya Antle; (d) the United States Trustee, 701 East Broad Street, Suite 4304, Richmond, Virginia 23219, Attn.: Kathryn Montgomery; (e) counsel to the ABL Agent, (i) Morgan Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, Attn: Matthew F. Furlong, Julia Frost-Davies and Christopher L. Carter, and (ii) Hunton Andrews Kurth LLP, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219, Attn: Tyler P. Brown; (f) counsel to the official committee of unsecured creditors (if any) appointed in these chapter 11 cases; (g) counsel to the Ad Hoc Group, Milbank LLP, 55 Hudson Yards, New York, NY 10001, Attn: Evan R. Fleck, Esq.; and (h) counsel to any statutory committee(s) appointed in the Debtors’ chapter 11 cases (collectively, the “Notice Parties”), a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”) on or before the later of (x) forty-five (45) calendar days after the date of the Notice of Interim Order, and (y) ten (10) calendar days after becoming a Substantial Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.
b. Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would (i) result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership, or (ii) result in an entity or individual becoming a Substantial Shareholder, such Substantial Shareholder or potential Substantial Shareholder must file with the Court and serve upon the Notice Parties an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1B attached to these Procedures (each, a “Declaration of Intent to Accumulate Common Stock”).
c. Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would (i) result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership, or (ii) result in an entity or individual ceasing to be a Substantial Shareholder (as to either Common Stock), such Substantial Shareholder must file with the Court and serve upon the Notice
3 Capitalized terms used but not otherwise defined herein have the meanings given to them in the Motion.

Parties an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Common Stock,” and together with a Declaration of Intent to Accumulate Common Stock, a “Declaration of Proposed Transfer”).
d.  The Debtors shall have 30 calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize the Tax Attributes. If the Debtors file an objection, such transaction will remain ineffective unless the Debtors withdraw such objection or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such 30-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer. To the extent the Debtors receive an appropriate Declaration of Proposed Transfer and determine in their business judgment not to object, they shall provide five (5) business days’ notice of that decision to counsel to any statutory committee(s) appointed in the Debtors’ chapter 11 cases. Further transactions within the scope of this paragraph are the subject of additional notices in accordance with these Procedures, with an additional 30-day waiting period for each Declaration of Proposed Transfer.
e.  For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 449,390 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock);4 (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the IRC and the Treasury Regulations thereunder, and includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries and a partner in a partnership would be considered to own its proportionate share of any equity securities owned by such partnership), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of equity securities, and ownership of equity securities that such holder has an Option to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

4 Based on approximately 9,986,423 shares of Common Stock outstanding as of the Petition Date.
2

Notice Procedures
The following notice procedures apply to these Procedures:
a.  No later than two business days following entry of the Interim Order, the Debtors shall serve by overnight mail, postage prepaid, a notice substantially in the form of Exhibit 1D attached to these Procedures (the “Notice of Interim Order”), on: (i) counsel to the official committee of unsecured creditors (if any) appointed in these chapter 11 cases; (ii) counsel to the Ad Hoc Group; (iii) counsel to any statutory committee(s) appointed in the Debtors’ chapter 11 cases and (iv) any party that has requested notice pursuant to Bankruptcy Rule 2002. Additionally, no later than two business days following entry of the Final Order, the Debtors shall serve a Notice of Interim Order modified to reflect that the Final Order has been entered (as modified, the “Notice of Final Order”) on the same entities that received the Notice of Interim Order.
b.   All registered holders of Common Stock shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on any holder for whose benefit such registered holder holds such Common Stock down the chain of ownership for all such holders of Common Stock.
c.   Any entity, broker, or agent acting on such entity’s or individual’s behalf that sells in excess of 449,390 shares of Common Stock5 (i.e., approximately 4.5 percent of all issued and outstanding shares of Common Stock) to another entity shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Common Stock or any broker or agent acting on such purchaser’s behalf.
d.  To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except to the extent (i) necessary to respond to a petition or objection filed with the Court, (ii) otherwise required by law, or (iii) that the information contained therein is already public; further provided that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such declarations strictly confidential and shall not disclose the contents thereof to any other person or entity, subject to further Court order.
e.  As soon as is practicable following entry of the Interim Order, the Debtors shall file a Form 8-K with a reference to the entry of the Interim Order.
[Remainder of page intentionally left blank]

5 Based on approximately 9,986,423 shares of Common Stock outstanding as of the Petition Date.
3

Exhibit 1A
Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT
FOR the EASTERN District of VIRGINIA
RICHMOND Division

)
In re:	)	Chapter 11
)
ASCENA RETAIL GROUP, INC., et al.,[6]	)	Case No. 20-33113 (KRH)
)
Debtors.	)	(Joint Administration Requested)
)

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER[7]
PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the common stock of Ascena Retail Group, Inc. or of any Beneficial Ownership therein (the “Common Stock”). Ascena Retail Group, Inc. is a debtor and debtor in possession in Case No. 20-33113 (KRH) pending in the United States Bankruptcy Court for the Eastern District of Virginia (the “Court”).
PLEASE TAKE FURTHER NOTICE that as of __________, 2020, the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock:
6 A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://cases.primeclerk.com/ascena. The location of Debtor Ascena Retail Group, Inc.’s principal place of business and the Debtors’ service address in these chapter 11 cases is 933 MacArthur Boulevard, Mahwah, New Jersey 07430.

7 For purposes of this declaration: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership (as defined below) of at least 449,390 shares of Common Stock (representing approximately 4.5 percent of 9,986,423 shares of Common Stock outstanding as of the Petition Date); (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, and includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries and a partner in a partnership would be considered to own its proportionate share of any equity securities owned by such partnership), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of equity securities, and ownership of equity securities that such holder has an Option (as defined below) to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

Number of Shares	Date Acquired

(Attach additional page(s) if necessary)
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are __________________.
PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final] Order (A) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (B) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon: (1) Kirkland & Ellis LLP, proposed counsel to the Debtors; and (2) Cooley LLP, proposed co-counsel to the Debtors.
PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.
Respectfully submitted,
(Name of Substantial Shareholder)

By: ______________________________
Name: ___________________________
Address: ___________________________
___________________________________
Telephone: _________________________
Facsimile: _________________________
Dated: ___________________________
2

Exhibit 1B
Declaration of Intent to Accumulate Common Stock

IN THE UNITED STATES BANKRUPTCY COURT
FOR the EASTERN District of VIRGINIA
RICHMOND Division

)
In re:	)	Chapter 11
)
ASCENA RETAIL GROUP, INC., et al.,[8]	)	Case No. 20-33113 (KRH)
)
Debtors.	)	(Joint Administration Requested)
)

DECLARATION OF INTENT TO ACCUMULATE COMMON STOCK[9]
PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of common stock of Ascena Retail Group, Inc. or of any Beneficial Ownership therein (the “Common Stock”). Ascena Retail Group, Inc. is a debtor and debtor in possession in Case No. 20-33113 (KRH) pending in the United States Bankruptcy Court for the Eastern District of Virginia (the “Court”).
PLEASE TAKE FURTHER NOTICE that if applicable, on __________, 2020, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock.
8 A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://cases.primeclerk.com/ascena. The location of Debtor Ascena Retail Group, Inc.’s principal place of business and the Debtors’ service address in these chapter 11 cases is 933 MacArthur Boulevard, Mahwah, New Jersey 07430.

9 For purposes of this declaration: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership (as defined below) of at least 449,390 shares of Common Stock (representing approximately 4.5 percent of 9,986,423 shares of Common Stock outstanding as of the Petition Date); (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, and includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries and a partner in a partnership would be considered to own its proportionate share of any equity securities owned by such partnership), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of equity securities, and ownership of equity securities that such holder has an Option (as defined below) to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of _________ shares of Common Stock or an Option with respect to _________ shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Common Stock after such transfer becomes effective.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.
PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final] Order (A) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (B) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon: (1) Kirkland & Ellis LLP, proposed counsel to the Debtors; and (2) Cooley LLP, proposed cocounsel to the Debtors.
PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.
PLEASE TAKE FURTHER NOTICE that the Debtors, in consultation with the Required Consenting Noteholders, have 30 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or the Court approves such transaction by a final and non-appealable order. If the Debtors do not object within such 30day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock will each
2

require an additional notice filed with the Court and served in the same manner as this Declaration.
PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.
Respectfully submitted,
(Name of Declarant)

By: ______________________________
Name: ___________________________
Address: ___________________________
___________________________________
Telephone: _________________________
Facsimile: _________________________
Dated: ___________________________

3

Exhibit 1C
Declaration of Intent to Transfer Common Stock

IN THE UNITED STATES BANKRUPTCY COURT
FOR the EASTERN District of VIRGINIA
RICHMOND Division

)
In re:	)	Chapter 11
)
ASCENA RETAIL GROUP, INC., et al.,[10]	)	Case No. 20-33113 (KRH)
)
Debtors.	)	(Joint Administration Requested)
)

DECLARATION OF INTENT TO TRANSFER COMMON STOCK[11]
PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of common stock of Ascena Retail Group, Inc. or of any Beneficial Ownership therein (the “Common Stock”). Ascena Retail Group, Inc. is a debtor and debtor in possession in Case No. 20-33113 (KRH) pending in the United States Bankruptcy Court for the Eastern District of Virginia (the “Court”).
PLEASE TAKE FURTHER NOTICE that if applicable, on _____________, 2020, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _____________ shares of Common Stock.
10 A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://cases.primeclerk.com/ascena. The location of Debtor Ascena Retail Group, Inc.’s principal place of business and the Debtors’ service address in these chapter 11 cases is 933 MacArthur Boulevard, Mahwah, New Jersey 07430.

11 For purposes of this declaration: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership (as defined below) of at least 449,390 shares of Common Stock (representing approximately 4.5 percent of 9,986,423 shares of Common Stock outstanding as of the Petition Date); (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, as amended and the Treasury Regulations thereunder, and includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries and a partner in a partnership would be considered to own its proportionate share of any equity securities owned by such partnership), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of equity securities, and ownership of equity securities that such holder has an Option (as defined below) to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of _____________ shares of Common Stock or an Option with respect to _____________ shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _____________ shares of Common Stock after such transfer becomes effective.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _____________.
PLEASE TAKE FURTHER NOTICE that pursuant the [Interim/Final] Order (A) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (B) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon: (1) Kirkland & Ellis LLP, proposed counsel to the Debtors; and (2) Cooley LLP, proposed co-counsel to the Debtors.
PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.
PLEASE TAKE FURTHER NOTICE that the Debtors, in consultation with the Required Consenting Noteholders, have 30 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless the Debtors withdraw such objection or the Court approves such transaction by a final and non-appealable order. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock each will require an additional notice filed with the Court, and served in the same manner as this Declaration.
2

PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.
Respectfully submitted,
(Name of Declarant)

By: ______________________________
Name: ___________________________
Address: ___________________________
___________________________________
Telephone: _________________________
Facsimile: _________________________
Dated: ___________________________
3

Exhibit 1D
Notice of Interim Order

KIRKLAND & ELLIS LLP
COOLEY LLP
Cullen D. Speckhart (VSB 79096)
Admitted to practice in New York, Virginia, Missouri and
Texas; Not admitted to practice in DC, supervised by
members of DC bar
Olya Antle (VSB 83153)
Admitted to practice in Virginia; Not admitted to practice in
DC, supervised by members of DC bar
1299 Pennsylvania Avenue, NW, Suite 700
Washington, DC 20004-2400
Telephone: (202) 842-7800
Facsimile: (202) 842-7899

KIRKLAND & ELLIS INTERNATIONAL LLP
Edward O. Sassower, P.C.
Steven N. Serajeddini, P.C. (pro hac vice pending)
601 Lexington Avenue
New York, New York 10022
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
-and-
John R. Luze (pro hac vice pending)
300 North LaSalle
Chicago, Illinois 60654
Telephone: (312) 862-2000
Facsimile: (312) 862-2200

Proposed Co-Counsel to the Debtors and Debtors in Possession
IN THE UNITED STATES BANKRUPTCY COURT
FOR the EASTERN District of VIRGINIA
RICHMOND Division

)
In re:	)	Chapter 11
)
ASCENA RETAIL GROUP, INC., et al.,[12]	)	Case No. 20-33113 (KRH)
)
Debtors.	)	(Joint Administration Requested)
)

NOTICE OF (A) DISCLOSURE PROCEDURES APPLICABLE TO Certain HOLDERS OF Common Stock, (B) DISCLOSURE PROCEDURES FOR TRANSFERS OF Common Stock, AND (C) FINAL HEARING ON THE APPLICATION THEREOF
TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF COMMON STOCK OF ASCENA RETAIL GROUP, INC. (THE “COMMON STOCK”).
PLEASE TAKE NOTICE that on July 23, 2020 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”), filed petitions with the United States Bankruptcy Court for the Eastern District of Virginia (the “Court”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”).
12 A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://cases.primeclerk.com/ascena. The location of Debtor Ascena Retail Group, Inc.’s principal place of business and the Debtors’ service address in these chapter 11 cases is 933 MacArthur Boulevard, Mahwah, New Jersey 07430.

Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of or exercise control over property of or from the Debtors’ estates.
PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Debtors’ Motion for Entry of Interim and Final Orders Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (II) Granting Related Relief [Docket No. 9] (the “Motion”).
PLEASE TAKE FURTHER NOTICE that on [______________], 2020, the Court entered the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (II) Granting Related Relief [Docket No. ___] (the “Order”) approving procedures for certain transfers of Common Stock, as set forth in Exhibit 1 attached to the Order (the “Procedures”).13
PLEASE TAKE FURTHER NOTICE that pursuant to the Order, a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock, or Beneficial Ownership of Common Stock, in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.
PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the Procedures shall apply to the holding and transfers of Common Stock, or any Beneficial Ownership of Common Stock, by a Substantial Shareholder or someone who may become a Substantial Shareholder.
PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the notice, solicitation, and claims agent for the Debtors, Prime Clerk LLC, will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time. Such Order and declarations are also available via PACER on the Court’s website at https://ecf.vaeb.uscourts.gov/ for a fee, or by accessing the Debtors’ restructuring website at http://cases.primeclerk.com/ascena.
13 Capitalized terms used in this Order and not immediately defined have the meanings given to such terms in the Motion or in the First Day Declaration as applicable.

PLEASE TAKE FURTHER NOTICE that the final hearing (the “Final Hearing”) on the Motion shall be held on August 20, 2020, at 10:00 a.m., prevailing Eastern Time. Any objections or responses to entry of the final order shall be filed no later than August 13, 2020, at 4:00 p.m., prevailing Eastern Time, and served on the following parties: (1) Kirkland & Ellis LLP, proposed counsel to the Debtors; and (2) Cooley LLP, proposed co-counsel to the Debtors.
PLEASE TAKE FURTHER NOTICE THAT FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THE ORDER SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PROVISIONS OF SECTION 362 OF THE BANKRUPTCY CODE.
PLEASE TAKE FURTHER NOTICE THAT ANY PROHIBITED PURCHASE, SALE, OTHER TRANSFER OF COMMON STOCK, BENEFICIAL OWNERSHIP THEREOF, OR OPTION WITH RESPECT THERETO IN VIOLATION OF THE ORDER IS PROHIBITED AND SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE COURT.
PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

Richmond, Virginia
Dated: ______, 2020

/s/
KIRKLAND & ELLIS LLP
COOLEY LLP
Cullen D. Speckhart (VSB 79096)
Admitted to practice in New York, Virginia, Missouri and
Texas; Not admitted to practice in DC, supervised by
members of DC bar
Olya Antle (VSB 83153)
Admitted to practice in Virginia; Not admitted to practice in DC, supervised by members of DC bar
1299 Pennsylvania Avenue, NW, Suite 700
Washington, DC 20004-2400
Telephone: (202) 842-7800
Facsimile: (202) 842-7899
Email:  cspeckhart@cooley.com
         oantle@cooley.com-

KIRKLAND & ELLIS INTERNATIONAL LLP
Edward O. Sassower, P.C.
Steven N. Serajeddini, P.C. (pro hac vice pending)
601 Lexington Avenue
New York, New York 10022
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Email: edward.sassower@kirkland.com
steven.serajeddini@kirkland.com
-and-
John R. Luze (pro hac vice pending)
300 North LaSalle Street
Chicago, Illinois 60654
Telephone: (312) 862-2000
Facsimile: (312) 862-2200
Email: john.luze@kirkland.com

Proposed Co-Counsel to the Debtors and Debtors in Possession

8